Birner Dental Management Services, Inc. Announces Results For 1Q 2015

DENVER, May 13, 2015 /PRNewswire/ -- Birner Dental Management Services, Inc. (NASDAQ Capital Market: BDMS), business services provider of PERFECT TEETH® dental practices, announced results for the quarter ended March 31, 2015. For the quarter ended March 31, 2015, revenue decreased $219,000, or 1.3%, to $16.6 million. The Company's earnings before interest, taxes, depreciation, amortization, and stock-based compensation expense ("Adjusted EBITDA") decreased $31,000, or 2.5%, to $1.2 million. Net income/(loss) for the quarter ended March 31, 2015 decreased $95,000 to $(46,000) compared to $49,000 for the quarter ended March 31, 2014. Earnings/(loss) per share decreased to $(0.02) for the quarter ended March 31, 2015 compared to $0.03 for the quarter ended March 31, 2014.

Since the beginning of the fourth quarter of 2012, the Company has opened six de novo offices: in Tucson, Arizona and in Erie, Colorado in the fourth quarter of 2012; in Loveland, Colorado in July 2013; in Monument, Colorado in December 2013; in Fort Collins, Colorado in May 2014; and in Scottsdale, Arizona in October 2014. The Company has leased space for two additional de novo offices: in Albuquerque, New Mexico and Commerce City, Colorado, which are anticipated to open in 2015.

During the quarter ended March 31, 2015, the Company paid approximately $409,000 in dividends to its shareholders, had capital expenditures of $187,000 and increased total bank debt outstanding by approximately $387,000.

Birner Dental Management Services, Inc. acquires, develops, and manages geographically dense dental practice networks in select markets in Colorado, New Mexico, and Arizona. The Company currently manages 67 dental offices, of which 36 were acquired and 31 were de novo developments. The Company currently has 113 dentists. The Company operates its dental offices under the PERFECT TEETH® name.

The Company previously announced it would conduct a conference call to review results for the quarter ended March 31, 2015 on Wednesday, May 13, 2015 at 9:00 a.m. MT. In addition to current operating results, the teleconference may include discussion of management's expectations of future financial and operating results. To participate in this conference call, dial in to 1-888-359-3624 and refer to Confirmation Code 5817913 approximately five minutes prior to the scheduled time. If you are unable to join the conference call on May 13, 2015, the rebroadcast number is 1-888-203-1112 with the pass code of 5817913. This rebroadcast will be available through May 26, 2015.

Non-GAAP Disclosures

This press release includes a non-GAAP financial measure with respect to Adjusted EBITDA. Please see below for more information regarding Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net income/(loss).

Forward-Looking Statements

Certain of the matters discussed herein may contain forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from expectations. These include statements regarding potential de novo offices and the Company's prospects and performance in future periods. These statements involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These and other risks and uncertainties are set forth in the reports filed by the Company with the Securities and Exchange Commission. The Company disclaims any obligation to update these forward-looking statements.

For Further Information Contact:
Birner Dental Management Services, Inc.
Dennis Genty
Chief Financial Officer
(303) 691-0680

BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
	Quarters Ended
	March 31,
	2014		2015
REVENUE:
Dental practice revenue	$ 15,472,734		$ 15,388,974
Capitation revenue	1,333,664		1,198,550
	16,806,398		16,587,524

DIRECT EXPENSES:
Clinical salaries and benefits	9,893,366		9,944,817
Dental supplies	691,692		745,484
Laboratory fees	804,003		810,377
Occupancy	1,458,394		1,474,673
Advertising and marketing	229,925		160,887
Depreciation and amortization	967,263		1,109,871
General and administrative	1,429,905		1,257,765
	15,474,548		15,503,874

Contribution from dental offices	1,331,850		1,083,650

CORPORATE EXPENSES:
General and administrative	1,169,145	(1)	1,075,005	(1)
Depreciation and amortization	54,640		55,335

OPERATING INCOME/(LOSS)	108,065		(46,690)
Interest expense, net	27,194		28,516

INCOME/(LOSS) BEFORE INCOME TAXES	80,871		(75,206)
Income tax expense/(benefit)	31,540		(29,330)

NET INCOME/(LOSS)	$ 49,331		$ (45,876)

Net income/(loss) per share of Common Stock - Basic	$ 0.03		$ (0.02)

Net income/(loss) per share of Common Stock - Diluted	$ 0.03		$ (0.02)

Cash dividends per share of Common Stock	$ 0.22		$ 0.22

Weighted average number of shares of
Common Stock and dilutive securities:
Basic	1,854,455		1,859,689

Diluted	1,864,708		1,859,689

(1)

Corporate expenses - general and administrative includes $100,430 and $80,773 of stock-based compensation expense pursuant to ASC Topic 718 for the quarters ended March 31, 2014 and 2015, respectively.

BIRNER DENTAL MANAGEMENT SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
	December 31,	March 31,
ASSETS	2014	2015
CURRENT ASSETS:
Cash and cash equivalents	$ 310,229	$ 440,128
Accounts receivable, net of allowance for doubtful
accounts of approximately $420,000 and $390,000, respectively	3,185,136	3,706,957
Notes receivable	34,195	34,195
Deferred tax asset	614,944	553,013
Prepaid expenses and other assets	520,187	603,659

Total current assets	4,664,691	5,337,952

PROPERTY AND EQUIPMENT, net	11,258,025	10,491,671

OTHER NONCURRENT ASSETS:
Intangible assets, net	8,410,535	8,199,071
Deferred charges and other assets	160,853	158,553
Notes receivable	82,929	76,103

Total assets	$ 24,577,033	$ 24,263,350

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$ 2,912,162	$ 2,497,723
Accrued expenses	1,557,811	1,362,191
Accrued payroll and related expenses	2,511,953	2,894,548
Income taxes payable	6,638	195,896

Total current liabilities	6,988,564	6,950,358

LONG-TERM LIABILITIES:
Deferred tax liability, net	2,951,321	2,665,652
Long-term debt	9,833,453	10,220,051
Other long-term obligations	1,046,633	1,044,461

Total liabilities	20,819,971	20,880,522

SHAREHOLDERS' EQUITY:
Preferred Stock, no par value, 10,000,000 shares
authorized; none outstanding	-	-
Common Stock, no par value, 20,000,000 shares authorized;
1,859,689 shares issued and outstanding	1,214,056	1,294,829
Retained earnings	2,543,006	2,087,999

Total shareholders' equity	3,757,062	3,382,828

Total liabilities and shareholders' equity	$ 24,577,033	$ 24,263,350

Reconciliation of Adjusted EBITDA

Adjusted EBITDA is not a U.S. generally accepted accounting principle ("GAAP") measure of performance or liquidity. However, the Company believes that it may be useful to an investor in evaluating the Company's ability to meet future debt service, capital expenditures and working capital requirements, and the Company uses Adjusted EBITDA for this purpose. Investors should not consider Adjusted EBITDA in isolation or as a substitute for operating income, cash flows from operating activities or any other measure for determining the Company's operating performance or liquidity that is calculated in accordance with GAAP. In addition, because Adjusted EBITDA is not calculated in accordance with GAAP, it may not necessarily be comparable to similarly titled measures employed by other companies. A reconciliation of Adjusted EBITDA to net income/(loss) can be made by adding depreciation and amortization expense - offices, depreciation and amortization expense – Corporate, stock-based compensation expense, interest expense, net and income tax expense/(benefit) to net income/(loss) as in the table below.

	Quarters
	Ended March 31,
	2014	2015
RECONCILIATION OF EBITDA:
Net income/(loss)	$49,331	($45,876)
Add back:
Depreciation and amortization - Offices	967,263	1,109,871
Depreciation and amortization - Corporate	54,640	55,335
Stock-based compensation expense	100,430	80,773
Interest expense, net	27,194	28,516
Income tax expense/(benefit)	31,540	(29,330)

Adjusted EBITDA	$1,230,398	$1,199,289